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                                                                   Exhibit 10.14
                                SECOND AMENDMENT TO
                     EXECUTIVE DEFERRED COMPENSATION AGREEMENT


     WHEREAS, Wynn's International, Inc. (the "Company") and James Carroll (the "Executive") entered into an executive deferred compensation agreement in February 1997 (the "Revised Agreement") which superseded a series of prior deferred compensation agreements pursuant to which the Executive elected to defer certain portions of his compensation from the Company; and

     WHEREAS, the Company and the Executive amended the Revised Agreement on December 1, 1997 (the "First Amendment"); and

     WHEREAS, the Company and the Executive desire to amend the Revised Agreement again to reflect their prior agreement with respect to additional compensation deferrals by Executive; and

     WHEREAS, the Executive has no ability at the present time to demand payment of any amounts pursuant to this Second Amendment or the Revised Agreement; and

     WHEREAS, the Company believes that the adoption of this Amendment is in the best interests of the Company;

     NOW, THEREFORE, it is hereby declared as follows:

     1. Section 1 of the Revised Agreement is amended to read in its entirety as follows:

     "1.  AMOUNT OF DEFERRALS.

               The Deferrals under this Agreement shall be (i) $1,465,141.26 representing the sum of Executive's compensation deferrals under the Prior Agreements, plus interest thereon through December 31, 1996, and (ii) any compensation deferred by Executive for services rendered after December 31, 1996 plus interest thereon pursuant to the terms of this Agreement."

     2. Section 2 of the Revised Agreement is amended to read in its entirety as follows:

     "2.  CREDITING OF EARNINGS.

               The Executive's Deferrals shall bear interest at the lesser of
     (i) the rate of 15% per annum, or (ii) the prime rate as quoted by Bank of America, NT&SA on the last business day of each calendar quarter, as follows:
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               (a)  The Deferrals made prior to January 1, 1997 shall bear interest from January 1, 1997; and

               (b) Any Deferrals made after December 31, 1996 shall bear interest from the date the deferral is credited to the account of Executive."

     3. Except as expressly amended in this Second Amendment, the provisions of the Revised Agreement, as amended by the First Amendment, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in the County of Orange, California on the 26th day of February, 1998.


                                         WYNN'S INTERNATIONAL, INC.


                                         By:  SEYMOUR A. SCHLOSSER
                                             -----------------------------------
                                         Its: Vice President - Finance
                                             -----------------------------------


                                         JAMES CARROLL


                                                        JAMES CARROLL
                                         ---------------------------------------

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